Exhibit 10.1

EXECUTION COPY

DI Finance Sub LLC

to be merged with and into

DynCorp International LLC

DIV Capital Corporation

9.500% Senior Subordinated Notes due 2013

Purchase Agreement

February 1, 2005

Goldman, Sachs & Co.,

Bear, Stearns & Co. Inc.

c/o	Goldman, Sachs & Co.

85 Broad Street,

New York, New York 10004.

Ladies and Gentlemen:

DI Finance Sub LLC, a Delaware limited liability company (“DI Finance”), to be merged with and into DynCorp International LLC, a Delaware limited liability company (“DynCorp International” and together with DI Finance, the “Company”) and DIV Capital Corporation, a wholly-owned subsidiary of the Company with nominal assets that conducts no operations (“DIV Capital,” and together with the Company, the “Issuers”), propose, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the “Purchasers”) an aggregate of $320,000,000 principal amount of the Senior Subordinated Notes due 2013, specified above (the “Securities”). The Securities will be unconditionally guaranteed as to the payment of principal, premium and interest (including special interest, if any), (the “Guarantees”), by the parties listed in Schedule II hereto (each a “Guarantor,” and collectively, the “Guarantors”).

DI Finance is a wholly-owned subsidiary of DI Acquisition Corp., a Delaware corporation (“DI Acquisition”) and an indirect wholly-owned subsidiary of Veritas Capital Fund II, L.P. (the “Sponsor”). DynCorp International shall be acquired by DI Finance (the “Acquisition”), pursuant to an acquisition agreement dated as of December 12, 2004 (together with any and all other agreements, side letters and instruments ancillary to or entered into in connection with the transactions contemplated by the Acquisition, the “Acquisition Agreement”), by and among Computer Sciences Corporation (the “Seller”), DynCorp, Sponsor and DI Acquisition. Concurrent with the closing of the Acquisition, DynCorp International shall merge with and into DI Finance with DynCorp International surviving as a wholly-owned subsidiary of DI Acquisition (the “Merger”). Also, concurrent with the closing of the Acquisition, (A) the Company and Goldman Sachs Credit Partners L.P. and Bear, Stearns and Co. Inc. and the other lenders and guarantors thereto will enter into a Credit Agreement (the “Credit Facility”) pursuant to which the Company will borrow $345 million, and (B)(i) the Sponsor will make a cash common equity investment in DI Acquisition of not less than $86 million, (ii) other investors acceptable to the Purchasers will make a cash common equity investment in DI Acquisition of not less than $14 million and a preferred equity investment in DI Acquisition of not less than $50 million and (iii) the Seller will receive a preferred equity investment in DI Acquisition of $75 million (together, the “Equity Contributions,” and collectively with the Acquisition and the Credit Facility, the “Transactions”), to fund a portion of the Acquisition and related working capital requirements of the Company after consummation of the Acquisition. The issue and sale of the Securities, the consummation of the Acquisition, the Merger and the closing of and borrowings under the Credit Facility will take place concurrently. The closing of the Acquisition, the Merger, the borrowings under the Credit Facility and the funding of the Equity Contributions will each be a condition to the consummation of this offering.

As described in the Offering Circular, proceeds from the issuance and sale of the Securities, together with borrowings under the Credit Facility, will be used to consummate the Acquisition and to pay transaction fees and expenses.

Notwithstanding any provision hereof to the contrary, all representations, warranties, covenants and agreements herein of DynCorp International and the Guarantors shall not be effective prior to the Time of Delivery, and the parties hereto agree and acknowledge that DynCorp International and the Guarantors shall execute and deliver this Agreement at (but not before) the Time of Delivery.

1. Each of the Issuers and the Guarantors, jointly and severally, represents and warrants to, and agrees with, each of the Purchasers that:

(a) A preliminary offering circular, dated January 20, 2005 (the “Preliminary Offering Circular”) and an offering circular, dated February 1, 2005 (the “Offering Circular”), have been prepared in connection with the offering of the Securities. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by a Purchaser through Goldman, Sachs & Co. expressly for use therein;

(b) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any change (other than the Acquisition and Merger) in the capital stock or other equity interests or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, members’ equity or results of operations of the Company and its subsidiaries, other than as set forth or contemplated in the Offering Circular;

(c) Each of the Issuers has all requisite limited liability company or corporate power, as the case may be, and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Securities; DI Finance Sub and DIV Capital have conducted no business prior to the date hereof other than in connection with the transactions contemplated by this Agreement, the Offering Circular and the Acquisition Agreement;

(d) Each Guarantor has all requisite limited liability company or corporate power, as the case may be, and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Guarantees;

(e) At the Time of Delivery (as defined herein), each of the Company’s subsidiaries that is formed under the laws of the United States or any state of the United States or the District of Columbia is named as a Guarantor under this Agreement and is a guarantor of the Securities;

(f) Other than as disclosed in the Offering Circular, neither of the Issuers owns capital stock or other equity interests of any corporation or entity other than the Guarantors, which would be required by the Indenture to be a Guarantor thereunder;

(g) The Company and its subsidiaries have good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not individually or in the aggregate have a material adverse effect on the business, prospects, condition (financial or otherwise), earnings or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”) and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

(h) Neither, the Company or any of its subsidiaries own any real property;

(i) Each of the Issuers has been duly organized and is validly existing as a limited liability company or corporation, as applicable, and in good standing under the laws of the Delaware, with limited liability company or corporate power, as applicable, and authority to own or lease its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction, except where the failure to be so qualified or in good standing in any such jurisdiction would not individually or in the aggregate, result in a Material Adverse Effect; and each subsidiary of the Company has been duly organized and is validly existing as an entity in good standing under the laws of its jurisdiction of organization;

(j) Upon consummation of the Acquisition and Merger, the Issuers will have a capitalization as set forth in the Offering Circular, the Company will be a wholly-owned subsidiary of DI Acquisition Corp., DIV Capital will be a wholly-owned subsidiary of the Company and all of the issued equity interests of the Company will have been duly and validly authorized and issued and fully paid and non-assessable; and all of the issued shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, and are free and clear of all liens, encumbrances, equities or claims except for the Credit Facility or where the existence of such liens, encumbrances or claims would not have a Material Adverse Effect;

(k) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuers entitled to the benefits provided by the indenture to be dated as of February 11, 2005 (the “Indenture”) between the Issuers and The Bank of New York, as Trustee (the “Trustee”), under which they are to be issued; the Indenture has been duly authorized and, when executed and delivered by the Issuers and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Securities and the Indenture will conform to the descriptions thereof in the Offering Circular in all material respects and will be in substantially the form previously delivered to you;

(l) This Agreement has been duly authorized, executed and delivered by DI Finance and DIV Capital and at the Time of Delivery will have been duly authorized, executed and delivered by the Company and the Guarantors; and, assuming due authorization, execution and delivery by the Purchasers, will constitute the valid and binding agreement of each of the Issuers and the Guarantors, enforceable against each of the Issuers and the Guarantors in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); provided that no representation is made with respect to Section 6 of the Registration Rights Agreement (as defined herein) relating to indemnification and contribution;

(m) At the Time of Delivery, the Guarantees will have been duly authorized by each of the Guarantors, and when issued and delivered by the Guarantors, will have been duly executed, authenticated, issued and delivered and constitute valid and legally binding obligations of such Guarantors, entitled to the benefits provided by the Indenture under which they are to be issued, which will be substantially in the form previously delivered to you as an exhibit to the form of Indenture, and enforceable against them in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

(n) The exchange and registration rights agreement to be dated February 11, 2005, among Issuers, the Guarantors and the Purchasers (the “Registration Rights Agreement”) has been duly authorized by each of the Issuers and the Guarantors, and when duly executed and delivered (assuming due authorization, execution and delivery by each of the parties thereto), will constitute a valid and legally binding obligation of the Issuers and Guarantors, enforceable against them in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); provided that no representation is made with respect to Section 6 of the Registration Rights Agreement relating to indemnification and contribution;

(o) At the Time of Delivery, the Exchange Securities (as defined herein) will have been duly authorized for issuance by each of the Issuers, and when executed, authenticated, issued and delivered pursuant to this Agreement, the Indenture and the Registration Rights Agreement, will constitute valid and legally binding obligations of the Issuers, entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

(p) The guarantees of the Issuers’ obligations under the Exchange Securities (the “Exchange Guarantees”) to be offered in exchange for the Guarantees in the Exchange Offer have been duly authorized by each of the Guarantors, and, when duly executed, issued and delivered, will constitute valid and legally binding obligations of such Guarantors, entitled to the benefits provided by the Indenture under which they are to be issued, which will be substantially in the form previously delivered to you as an exhibit to the form of Indenture, and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

(q) The Issuers and each of the Guarantors have all requisite limited liability company or corporate power and authority, as the case may be, to enter into the Credit Facility and any and all other agreements and instruments ancillary to or entered into in connection with the transactions contemplated by the Credit Facility (collectively, the “Credit Documents”);

(r) Each of the Credit Documents has been duly and validly authorized, by the Issuers and each of the Guarantors. When the Credit Documents have been duly executed and delivered, the Credit Documents will constitute the valid and binding agreement of the Issuers and the Guarantors, enforceable against the Issuers and such Guarantors in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

(s) DynCorp International has all requisite limited liability company power and authority to enter into the Acquisition Agreement and any and all other agreements, side letters and instruments ancillary to or entered into in connection with the transactions contemplated by the Acquisition and Merger;

(t) The Acquisition Agreement has been duly and validly authorized, executed and delivered by DynCorp International and constitutes the valid and binding agreement of DynCorp International enforceable against DynCorp International in accordance with its terms except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

(u) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System;

(v) Prior to the date hereof, none of the Issuers, the Guarantors or any third party who will be an affiliate of an Issuer or Guarantor from and after the consummation of the Acquisition has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Issuers or any Guarantor in connection with the offering of the Securities and the Guarantees;

(w) The issue and sale of the Securities and the Guarantees, compliance by the Issuers and the Guarantors with all of the provisions of the Securities, the Guarantees, the Indenture, the Registration Rights Agreement and this Agreement (collectively, the “Operative Documents”), the consummation of the transactions herein and therein contemplated, the consummation of the Acquisition and Merger and the execution, delivery and performance of the Credit Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except such as will not individually or in the aggregate have a Material Adverse Effect), (ii) nor will such action result in any violation of the provisions of the charter, by-laws, operating agreement or other organizational documents of the Company or any of its subsidiaries or (iii) result in any violation of the provisions of any law or statute or any order, rule or regulation, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the Guarantees or the consummation by the Issuers and the Guarantors of the transactions contemplated by the Operative Documents, except for (A) the filing of a registration statement by the Issuers with the Commission pursuant to the United States Securities Act of 1933, as amended (the “Act”), pursuant to Section 5(j) hereof, (B) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers or (C) any consents, approvals, authorizations, orders, registrations, qualifications or other actions that have been, or prior to the Time of Delivery will be, obtained, waived or made;

(x) Neither the Company nor any of its subsidiaries is (i) in violation of its charter, by-laws, operating agreement or other organizational documents or (ii) in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for any defaults under clause (ii) above that would not, individually or in the aggregate, have a Material Adverse Effect;

(y) The statements set forth in the Offering Circular under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Securities, the Guarantees and the Indenture, and under the captions “Description of Certain Indebtedness,” and “Certain U.S. Federal Income Tax Considerations,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

(z) Except as set forth in the Offering Circular with respect to the Arias litigation, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate, have a Material Adverse Effect; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(aa) When the Securities and the Guarantees are issued and delivered pursuant to this Agreement, neither the Securities nor the Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

(bb) Neither of the Issuers, after giving effect to the offering and sale of the Securities, will be an “investment company” as such term is defined in the United States Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Investment Company Act”);

(cc) Assuming the accuracy of the representations, warranties and agreements of the Purchasers contained in this Agreement, neither the Company nor any of its subsidiaries, nor any person acting on its behalf (other than the Purchasers and their affiliates as to whom the Issuers and the Guarantors make no representation), has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons

(as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act, and the Company, its subsidiaries, any affiliate of the Company or its subsidiaries, and any person acting on it behalf (other than the Purchasers and their affiliates as to whom Issuers and the Guarantors make no representation) has complied with and will implement the “offering restriction” within the meaning of such Rule 902;

(dd) Assuming the accuracy of the representations, warranties and agreements of the Purchasers contained in this Agreement, within the preceding six months, neither the Issuers nor any other person acting on their behalf (other than the Purchasers and their affiliates as to whom the Issuers and the Guarantors make no representation) has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Issuers will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Issuers, within six months subsequent to the date on which the distribution of the Securities and the Guarantees has been completed (as notified to the Issuers by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act;

(ee) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

(ff) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries are independent registered public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(gg) The market-related and industry data included in the Preliminary Offering Circular and the Offering Circular are based upon estimates by the Issuers derived from sources which the Issuers believe to be reliable and accurate in all material respects;

(hh) The consolidated historical financial statements, together with related notes forming part of the Offering Circular (and any amendment or supplement thereto), present fairly in all material respects the consolidated financial position, results of operations and changes in financial position of the Issuers and the Guarantors on the basis stated in the Offering Circular at the respective dates or for the respective periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the selected consolidated financial data and summary financial data set forth in the Offering Circular (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Issuers and the Guarantors;

(ii) The pro forma financial statements included in the Preliminary Offering Circular and the Offering Circular have been prepared on a basis consistent with the historical financial statements of the Issuers and the Guarantors and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the proposed transactions contemplated by the Preliminary Offering Circular and the Offering Circular; and such pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X of the Securities and Exchange Commission. The other pro forma financial and statistical information and data included in the Offering Circular are, in all material respects, accurately presented and, where applicable, except as described in the Offering Circular, prepared on a basis consistent with the pro forma financial statements;

(jj) There has been no labor strike, slowdown or stoppage at the Company or any of its subsidiaries and no labor disturbance by the employees of the Company or any of its subsidiaries or, to the Issuers’ knowledge, is imminent that is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect; except as otherwise set forth or contemplated in the Offering Circular, neither the Company nor any of its subsidiaries is party to a collective bargaining agreement; and there are no unfair labor practice complaints pending against the Company or any of its subsidiaries or, to the Issuers’ knowledge, threatened against any of them which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

(kk) To the Company’s knowledge, neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to any provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, individually or in the aggregate, would not have a Material Adverse Effect; and

(ll) Each certificate signed by any officer of the Issuers or any Guarantor and delivered to the Purchasers or counsel for the Purchasers shall be deemed to be a representation and warranty by such Issuer or Guarantor to the Purchasers as to the matters covered thereby.

Each of the Issuers and the Guarantors acknowledges that the Purchasers and, for purposes of the opinions to be delivered to the Purchasers pursuant to Section 7 hereof, counsel to the Purchasers will rely upon the accuracy and truth of the foregoing representations and the Issuers hereby consent to such reliance.

2. Subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Issuers, at a purchase price of 97.25% of the principal amount thereof, plus accrued interest, if any, from February 11, 2005 to the Time of Delivery hereunder, the principal amount of Securities (and the Guarantees thereof) set forth opposite the name of such Purchaser in Schedule I hereto.

3. Upon the authorization by you of the release of the Securities and the Guarantees, the several Purchasers propose to offer the Securities and the Guarantees for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Issuers and the Guarantors that:

(a) It will offer and sell the Securities only to: (i) persons who it reasonably believes are “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A, (ii) institutions which it reasonably believes are “accredited investors” (“Institutional Accredited Investors”) within the meaning of Rule 501 under the Act, or (iii) persons permitted to purchase the Securities in offshore transactions in reliance upon Regulation S under the Act;

(b) It is an Institutional Accredited Investor; and

(c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

4. (a) The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Issuers with the Depository Trust Company (“DTC”) or its designated custodian. The Issuers will deliver the Securities and the Guarantees to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer, in Federal (same day) funds to an account designated by the Issuers, by causing DTC to credit the Securities and the Guarantees to the account of Goldman, Sachs & Co. at DTC. The Issuers will cause the certificates representing the Securities and the Guarantees to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be 9:00 a.m., New York City time, on February 11, 2005 or such other time and date as Goldman, Sachs & Co. and the Issuers may agree upon in writing. Such time and date are herein called the “Time of Delivery.”

(b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(h) hereof, will be delivered at such time and date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 (the “Closing Location”), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5. Each of the Issuers and the Guarantors agrees, jointly and severally, with each of the Purchasers:

(a) To prepare the Offering Circular in a form approved by you, to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly after reasonable notice thereof, and to furnish you with copies thereof;

(b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither any Issuer nor any Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c) To furnish the Purchasers with three copies of the Offering Circular and each amendment or supplement thereto with the independent accountants’ reports in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such reports, signed by the accountants, and additional written and electronic copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

(d) During the period beginning from the date hereof and continuing until the date that is 90 days after the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities;

(e) Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

(f) At any time when the Securities are outstanding and the Issuers are not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the “Additional Issuer Information”) satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

(g) To use its best efforts to cause such Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

(h) To furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, securityholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarter of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Circular), to make available to its securityholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail unless the delivery of such information is otherwise required by and such information is furnished under the terms of the Indenture;

(i) If not otherwise available on the Commission’s Electronic Data Gathering Analyses and Retrieval System, to furnish to you copies of all reports or other communications (financial or other) furnished to securityholders of the Issuers, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Issuers is listed; and (ii) such additional information concerning the business and financial condition of the Issuers as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its securityholders generally or to the Commission);

(j) During the period of two years after the Time of Delivery, the Issuers will not, and will not permit any of their “affiliates” (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them;

(k) The Issuers shall file and use all commercially reasonable efforts to cause to be declared or become effective under the Securities Act, on or prior to 270 days after the Time of Delivery, a registration statement on Form S-4 providing for the registration of (i) another series of debt securities of the Issuers, with terms identical to the Securities (the “Exchange Securities”), and the exchange of the Securities for the Exchange Securities, all in a manner which will permit persons who acquire the Exchange Securities to resell the Exchange Securities pursuant to Section 4(1) of the Securities Act;

(l) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption “Use of Proceeds;”

(m) To do and perform all things required to be done and performed under the Operative Documents prior to and after the Time of Delivery; and

(n) To obtain the approval of DTC for “book-entry” transfer of the Notes and DIV Capital, and to comply with all of its agreements set forth in the representation letters of the Issuers to DTC relating to the approval of the Notes by DTC for “book-entry” transfer and to permit the Notes to be eligible for clearance and settlement through DTC.

6. Each of the Issuers and the Guarantors, jointly and severally, covenants and agrees with the several Purchasers that the Issuers and the Guarantors will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Issuers’ counsel and accountants in connection with the issue of the Securities and the Guarantees, and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indenture, the Registration Rights Agreement, the Blue Sky and legal investment surveys, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the

Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities and the Guarantees; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

7. The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Issuers and the Guarantors herein are, at and as of the Time of Delivery, true and correct, the condition that the Issuers and the Guarantors shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) Latham & Watkins LLP, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the matters covered in paragraphs (i), (vii), (viii), (ix) and (xvi) of subsection (b) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(b) Schulte, Roth & Zabel LLP, counsel for the Issuers, shall have furnished to you their written opinion, dated the Time of Delivery, substantially in the form set forth in Annex I hereto;

(c) Chapman and Cutler LLP, California local counsel for the Issuers, shall have furnished to you their written opinion, dated the Time of Delivery, substantially in the form set forth in Annex II hereto;

(d) Jones Vargas, Nevada local counsel for the Issuers, shall have furnished to you their written opinion, dated the Time of Delivery, substantially in the form set forth in Annex III hereto;

(e) Patton Boggs LLP, Virginia local counsel for the Issuers, shall have furnished to you their written opinion, dated the Time of Delivery, substantially in the form set forth in Annex IV hereto;

(f) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, Deloitte & Touche LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex V hereto;

(g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change (other than the Acquisition and Merger) in the capital stock or other equity interests or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, members’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of Goldman, Sachs & Co. and Bear, Stearns & Co. Inc. (the “Representatives”) so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

(h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Issuers’ debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Issuers’ debt securities;

(i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities declared by either Federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (iv) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iii) or (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular;

(j) The Securities have been designated for trading on PORTALSM;

(k) Each of the Issuers and Guarantors shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Issuers and the Guarantors reasonably satisfactory to you as to the accuracy of the representations and warranties of the Issuers and Guarantors herein at and as of such Time of Delivery and after giving effect to the consummation of the transactions contemplated by the Acquisition Agreement, the Credit Documents and the Operative Documents, as to the performance by the Issuers and the Guarantors of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (g) and (h) of this Section and as to such other matters as you may reasonably request;

(l) Prior to or concurrently with the offering of the Securities, the Company shall have entered into the Credit Facility and other Credit Documents and the Purchasers shall have received counterparts, conformed as executed, thereof, and the Company shall have borrowed such amounts thereunder as set forth in the Offering Circular under the caption “Use of Proceeds;”

(m) The consummation of the Acquisition as contemplated by the Acquisition Agreement shall be consummated prior to or concurrently with the issuance of the Securities;

(n) The consummation of the Merger as contemplated by the Offering Circular shall be consummated prior to or concurrently with the issuance of the Securities;

(o) DI Acquisition shall have received the Equity Contributions from the Sponsor, and other investors prior to or concurrently with the issuance of the Securities;

(p) The Issuers and each of the Guarantors shall have delivered executed copies of the Securities, the Guarantees, the Indenture and the Registration Rights Agreement.

8. (a) The Issuers and each of the Guarantors will, jointly and severally, indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that none of the Issuers or any of the Guarantors shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular, the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Issuers by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

(b) Each Purchaser will indemnify and hold harmless the Issuers and the Guarantors against any losses, claims, damages or liabilities to which the Issuers or the Guarantors may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular, the Offering Circular or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular, the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Issuers by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Issuers and the Guarantors for any legal or other expenses reasonably incurred by the Issuers and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. The indemnifying party shall not be required to indemnify the indemnified party for any amount paid or payable by the indemnified party in the settlement or compromise of, or entry into any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

(d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers and the Guarantors bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Guarantors on the one hand or the Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers, the Guarantors and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the Issuers and the Guarantors under this Section 8 shall be in addition to any liability which the Issuers and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuers or the Guarantors and to each person, if any, who controls the Issuers or the Guarantors within the meaning of the Act.

9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Issuers that you have so arranged for the purchase of such Securities, or the Issuers notify you that they have so arranged for the purchase of such Securities, you or the Issuers shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Issuers agree to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary.

The term “Purchaser” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Issuers as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Issuers shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Issuers as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Issuers shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Issuers, except for the expenses to be borne by the Issuers and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

10. The respective indemnities, agreements, representations, warranties and other statements of the Issuers, the Guarantors and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Issuers or any Guarantor, or any officer or director or controlling person of the Issuers or a Guarantor, and shall survive delivery of and payment for the Securities.

11. If this Agreement shall be terminated pursuant to Section 9 hereof, none of the Issuers or Guarantors shall then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities and the Guarantees are not delivered by or on behalf of the Issuers as provided herein, the Issuers will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities and the Guarantees, but the Issuers shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representative.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Issuers or any Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Issuers set forth in the Offering Circular, Attention: Secretary, with copies to Michael R. Littenberg, Esq., and Richard A. Presutti, Esq., Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022; provided, however, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Issuers by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Issuers and the Guarantors and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Issuers and the Guarantors and each person who controls the Issuers, any Guarantor or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

14. Time shall be of the essence of this Agreement.

15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

17. The Issuers and the Guarantors are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Purchasers imposing any limitation of any kind.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers, the Issuers and the Guarantors. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Issuers for examination upon request, but without warranty on your part as to the authority of the signers thereof.

(Signature Pages Follow)

Very truly yours,

DI Finance Sub LLC

By:	/s/ Robert B. McKeon
Name:
Title:

DIV Capital Corporation

By:	/s/ Robert B. McKeon
Name:
Title:

DynCorp International LLC

By:	/s/ Robert B. McKeon
Name:	Robert B McKeon
Title:	Authorized Person

DTS Aviation Services, LLC

By:	/s/ Robert B. McKeon
Name:	Robert B McKeon
Title:	Authorized Person

DynCorp Aerospace Operations, LLC

By:	/s/ Robert B. McKeon
Name:	Robert B McKeon
Title:	Authorized Person

DynCorp International Services, LLC

By:	/s/ Robert B. McKeon
Name:	Robert B McKeon
Title:	Authorized Person

Dyn Marine Services, LLC

By:	/s/ Robert B. McKeon
Name:	Robert B McKeon
Title:	Authorized Person

Dyn Marine Services of Virginia, LLC

By:	/s/ Robert B. McKeon
Name:	Robert B McKeon
Title:	Authorized Person

Services International LLC

By:	/s/ Robert B. McKeon
Name:	Robert B McKeon
Title:	Authorized Person

Worldwide Humanitarian Services LLC

By:	/s/ Robert B. McKeon
Name:	Robert B McKeon
Title:	Authorized Person

Accepted as of the date hereof:

Goldman, Sachs & Co.

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

Accepted as of the date hereof:

Bear, Stearns & Co. Inc.

By:	/s/ James S. Wolfe
(Bear, Stearns & Co. Inc.)

SCHEDULE I

Purchaser	Principal Amount of Securities to be Purchased
Goldman, Sachs & Co.	$192,000,000
Bear, Stearns & Co. Inc.	$128,000,000

Total	$320,000,000

Schedule I

Schedule II

Guarantors

DTS Aviation Services LLC
DynCorp Aerospace Operations LLC
DynCorp International Services LLC
Dyn Marine Services LLC
Dyn Marine Services of Virginia LLC
Services International LLC
Worldwide Humanitarian Services LLC

ANNEX I

Schulte Roth & Zabel Opinion

ANNEX II

Chapman and Cutler LLP Opinion

ANNEX III

Jones Vargas Opinion

ANNEX IV

Patton Boggs LLP Opinion

ANNEX V

Deloitte & Touche LLP Comfort Letter